EXHIBIT 10.5

                         CLEAN WATER TECHNOLOGIES, INC.
                              DBA SHEERVISION, INC.
                             4030 PALOS VERDES NORTH
                                    SUITE 104
                     ROLLING HILLS ESTATES, CALIFORNIA 90274

                                April ____, 2006


To the holders (including any successors and permitted transferees and assignees of such holders, the "HOLDERS") of shares of the shares of Series A 9%
Cumulative Convertible Preferred Stock,
par value $0.001 per share (the
"PREFERRED STOCK"), warrants (the
"WARRANTS") to purchase shares of common stock, par value $.001 per share (the
"Common Stock"), at an exercise price of $1.00 per share, and the shares of Common Stock, in each case of Clean
Water Technologies, Inc., a Delaware
corporation dba SheerVision, Inc. (the
"COMPANY"), issued by the Company
pursuant to, and in accordance with, the Confidential Private Placement
Memorandum, dated April 20, 2006 (the
"MEMORANDUM")

Gentlemen:

        Reference is made to the Subscription Agreement and Investor Questionnaires submitted by the Holders to the Company (the "SUBSCRIPTION AGREEMENTS"). This letter agreement sets forth the registration rights referenced in the Subscription Agreement.

        As  further   inducement  for  Holders  to  undertake  the  transactions contemplated by the Subscription Agreement, the Company hereby agrees with the Holders as follows:

                (a)     REGISTRATION RIGHTS.

(i) On or prior to the date 45 days following the date of the Final Closing (as defined in the Memorandum), the Company shall file with the Securities and Exchange Commission (the "SEC") a registration statement (together with any amendments or supplements thereto, the "REGISTRATION STATEMENT") on Form SB-2 or another appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to register the resale of the Subject Securities (as hereinafter defined) The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with PARAGRAPH (a)(VII) to the Holders and their counsel prior to its filing or other submission. For purposes hereof, "SUBJECT SECURITIES" shall mean (i) all shares of Common Stock issuable upon conversion of the Preferred

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Stock or upon any exercise of the Warrants,  or otherwise issued pursuant to the offering described in the Memorandum, (ii) any other securities issued or issuable with respect to or in exchange for Subject Securities, and (iii) any securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced above. At least fifteen (15) Business Days (which term is defined in this letter agreement as a day, other than Saturday or Sunday, on which banks in New York City are open for the general transaction of business) prior to the first anticipated filing date of the Registration Statement, if any Holder elects to have any of the Subject Securities included in the Registration Statement, the Company shall notify such Holder of any information of such Holder that is required to be included in the Registration Statement under the Securities Act. Any such Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement. Notwithstanding the foregoing, the Company shall not be required to register the resale of Subject Securities held by any such Holder that does not, within two (2) Business Days prior to the anticipated filing date of such Registration Statement, provide to the Company such information.

                (ii) The Company shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable, and in any case, within 90 days following the date of the initial filing thereof (the "Filing Date").

                (iii) In the event that the Registration Statement should not be filed with the SEC within forty five (45) days following the Final Closing or be declared effective under the Securities Act within 90 days after the Filing Date, the Company shall pay to each Holder, as liquidated damages and not as a penalty, an aggregate amount in cash equal 0.5% of the purchase price paid by such Holder per Unit (as defined in the Memorandum) for each month (or partial month) during which the Registration Statement has not been filed or declared effective as required by this letter agreement, provided that the aggregate payments shall not exceed 5.0% of the aggregate purchase price paid by such Holder for such Units (the "Liquidated Damages"). The payment of Liquidated Damages shall be made within 30 days following the monthly period during which such Liquidated Damages were incurred. For clarification, the Liquidated Damages shall be in addition to any other rights and remedies that the Holders may have available under this letter agreement, law or equity.

                (iv) The Company shall use best efforts, including the preparation of post-effective amendments and prospectus supplements, to cause the Registration Statement to remain continuously effective (subject to clause
(vi) below) until the earlier of (A) the date the Subject Securities may be resold by investors under Rule 144(k) promulgated under the Securities Act or
(B) the date upon which the last of the Subject Securities covered by the Registration Statement have been sold pursuant to the Registration Statement.

                (v) The Company shall use best efforts to (A) (1) prevent the issuance of any stop order or other suspension of effectiveness and, (2) if such order is issued,

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obtain the withdrawal of any such order at the earliest  possible moment and (B)
cause all Subject Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                (vi) Notwithstanding the foregoing, the Company shall not be obligated to prepare and to file a post-effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof, and no Holder may offer or sell Subject Securities pursuant to the Registration Statement, during the continuance of a Blackout Event (as defined below); provided, however, that (A) no Blackout Event may be deemed to exist for more than sixty (60) days, (B) the Company shall promptly (1) notify the Holders in writing of the existence of (but in no event, without the prior written consent of the Holder, shall the Company disclose to the Holders any of the facts or circumstances regarding) the event giving rise to an Blackout Period, provided that the Company shall not be required to disclose material nonpublic information to the Holder; (2) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Blackout Period; and (c) use commercially reasonable efforts to terminate an Blackout Period as promptly as practicable. There may be no more than two Blackout Events during any twelve
(12) month  period.  A  "BLACKOUT  EVENT"  means any of the  following:  (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined reasonably and in good faith by the Chief Executive Officer or the Board of Directors of the Company and that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be materially detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the reasonable and good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be materially adversely affected by disclosure in a registration statement or prospectus at such time. Without the express written consent of the Holders, if required to permit the continued sale of Shares by the Holders, a post-effective amendment or supplement to Registration Statement or the prospectus constituting a part thereof must be filed no later than the 61st day following commencement of a Blackout Event.

                (vii) At least five Business Days prior to the filing with the SEC of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), the Company shall provide draft copies thereof to the Holders and shall (A) consider incorporating into such documents such comments as the Holders (and its counsel) may propose to be incorporated therein and (B) not file any document to which such Holder's counsel may reasonably object based upon such counsel's belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission. Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to the Holders, need be delivered in draft form to the Holders.

                (viii) The Company shall (A) promptly notify the Holders upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) receipt of any request for additional information

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from the SEC or any other  federal or state  governmental  authority  during the
Registration Period, the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the
initiation  of  any  proceedings   for  that  purpose;   (iii)  receipt  of  any
notification with respect to the suspension of the qualification or exemption from qualification of any of the Subject Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the effectiveness of the Registration Statement within twenty four (24) hours of such Registration Statement being declared effective and (B) immediately notify the Holders, at any time when a prospectus relating to Subject Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Subject Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                (ix) The Company shall, as soon as reasonably practicable after the effectiveness of the Registration Statement, furnish to the Holders with respect to the Subject Securities registered under the Registration Statement one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and such number of copies of prospectuses and such other documents as the Holders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Subject Securities by the Holders pursuant to the Registration Statement.

                (x) The Company shall file or cause to be filed such documents as are required to be filed by the Company for normal state securities law or "blue sky" clearance in states specified in writing by the Holders; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                (xi) With a view to making available to the Holders the benefits of Rule 144, the Company agrees, from the date hereof and so long as the Holders own Subject Securities, to:

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                        (A)     comply with the  provisions of paragraph  (c)(1)
of Rule 144; and

                        (B) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13, 14 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Holders, make available other information as required by, and so long as necessary to permit sales of its Subject Securities pursuant to, Rule 144.

                (xii) The Company shall make available, during normal business hours, upon reasonable request, for inspection and review by one counsel and accounting firm to the Holders, all financial and other records, all filings with the SEC, and all other documents respecting the Company, its assets, its properties or its business (including without limitation minute books, corporate records, financial statements, contracts, permits, licenses, approvals, technical or engineering reports, and any title opinions or valuations which the Company has obtained) as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the counsel and accounting firm to the Holders in connection with the Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them) to the extent not publicly available on EDGAR or the Company's website, prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the counsel and the accounting firm to the Holders to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. Notwithstanding any of the foregoing, nothing herein shall obligate the Company to provide to the Holder, or any advisors, any material nonpublic information. The Company shall not disclose material nonpublic information to any Holders or such counsel and accounting firm, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders and such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

                (xiii) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Subject Securities to be sold pursuant to a Registration Statement, which certificates shall, if required under the terms of this letter agreement, be free of all restrictive legends, and to enable such Subject Securities to be in such denominations and registered in such names as the Holders may request.

                (b) FEES AND EXPENSES. All expenses incurred in connection with registrations pursuant to this letter, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees and expenses of any counsel for

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any Holder  other than the one counsel  referenced  in this  sentence)  shall be borne by the Company. All underwriting discounts, selling commissions and stock transfer taxes applicable to the Subject Securities, shall be borne by the Holders.

                (c)     INDEMNIFICATION.

                (i)     Subject to the conditions  set forth below,  the Company
agrees to indemnify and hold harmless the Holders, their respective officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this paragraph (c), without limitation, reasonable attorneys' fees and reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with, (A) any untrue statement or alleged untrue statement of a material fact contained in (1) any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the offer and sale of any of the Subject Securities, or (2) any application or other document or communication (in this paragraph (c), referred to collectively as an "APPLICATION") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to register or qualify any of the Subject Securities under the securities or "BLUE SKY" laws thereof or filed with any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company with respect to such Holder by, or on behalf of, such person expressly for inclusion in any registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (B) any breach of any representation, warranty, covenant, or agreement of the Company contained in this letter agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this letter, the aforementioned warrant, and the related documentation.

        If any action is brought against the Holders or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this paragraph (c)(i)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case,

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but the fees and  expenses  of such  counsel  shall  be at the  expense  of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or the Holders shall have reasonably concluded, with the advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Subject Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Subject Securities.

                (ii) the Holders agree, severally, but not jointly, to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement relating to Subject Securities held by the Holders, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders in paragraph (c)(i)(A), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company with respect to the Holders by, or on behalf of, the Holders expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against the Holders pursuant to this paragraph (c)(ii), the Holders shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of paragraph (c)(i)(A). The foregoing agreement to indemnify shall be in addition to any liability the Holders may otherwise have.

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                (iii)   To provide for just and equitable  contribution,  if (A)
an  indemnified  party makes a claim for  indemnification  pursuant to paragraph
(c)(i) or (c)(ii)  (subject to the  limitations  thereof),  but it is found in a
final  judicial  determination,   not  subject  to  further  appeal,  that  such
indemnification may not be enforced in such case, even though this letter agreement expressly provides for indemnification in such case, or (B) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company), as one entity, and the Holders (including for this purpose any contribution by, or on behalf of, an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this paragraph (c)(iii). In no case shall the Holders be responsible for a portion of the contribution obligation imposed on all holders of Subject Securities in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of or conversion of other securities) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise or conversion of all such other securities ) by all holders of Subject Securities and included in such registration. No person guilty of a fraudulent misrepresentation (within the
meaning  of  Section  11(f)  of  the  Securities   Act)  shall  be  entitled  to
contribution   from  any   person   who  is  not   guilty  of  such   fraudulent
misrepresentation. For purposes of this paragraph (c)(iii), each person, if any, who controls the Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of the Holders or control person shall have the same rights to contribution as the Holders or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (c)(iii). Anything in this paragraph (c)(iii) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its

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written consent.  This paragraph (c)(iii) is not intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

                (d) FURTHER ASSURANCES. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the intent of the agreements herein contained.

                (e) TRANSFER AND ASSIGNMENT. The registration rights set forth herein may be transferred by the Holders together with the transfer thereby of Subject Securities. This letter agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and permitted assigns. The Company may not assign this letter agreement or any of its rights or obligations hereunder without the prior written consent of the Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under this letter agreement and the Subscription Agreement.

                (f) REMEDIES. In the event of a breach by the Company or by the Holders, of any of their obligations under this letter agreement, the Holders or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this letter agreement, including recovery of damages, will be entitled to specific performance of its rights under this letter agreement. The Company and the Holders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this letter agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                (g) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof entered into and currently in effect, nor shall the Company, on or after the date of this letter agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this letter agreement or otherwise conflicts with the provisions hereof.

                (h) AMENDMENTS AND WAIVERS. The provisions of this letter agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Subject Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

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


                (i) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., EST, on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., EST, on any date and earlier than 11:59 p.m., EST, on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on the signature page hereto, or with respect to the Company, at the address set forth in the letterhead above

                (j) COUNTERPARTS. This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.

                (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                (l) SEVERABILITY. If any term, provision, covenant or restriction of this letter agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (m) GOVERNING LAW; JURISDICTION. The aforementioned matters shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case sitting in the Borough of Manhattan, City of New York, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this letter agreement. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this letter agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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


        Please execute this letter agreement where indicated below to express your agreement with the terms hereof.

                                        CLEAN WATER TECHNOLOGIES,
                                                 INC.
                                                 DBA SHEERVISION, INC.


                                        BY:___________________________
                                              SUZANNE LEWSADDER
                                              CHIEF EXECUTIVE OFFICER

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE-WRITTEN:


HOLDERS

BY: NORTHEASTERN SECURITIES, INC.,
       ATTORNEY-IN-FACT


BY:______________________________
     NAME:
     TITLE:


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